UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
November 30, 2007

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)
690 East Lamar Blvd., Suite 200
Arlington, Texas 76011
(Address of principal executive offices and zip code)
(817) 548-0090
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.05     Costs Associated with Exit or Disposal Activities.
     On November 30, 2007, in an effort to reduce Tandy Brands Accessories, Inc.’s (the “Company”) costs, the Company announced it would close its West Bend, Wisconsin distribution facility. The Company expects to conclude the majority of its distribution operations at West Bend by January 31, 2008.
     The Company expects to incur severance and payroll costs of approximately $400,000 and additional costs of approximately $150,000 in connection with inventory relocation.
     A copy of the press release announcing the cessation of distribution activities at the West Bend facility is attached hereto as Exhibit 99.1.
Item 9.01(d)   Exhibits.
     Exhibit 99.1     Press Release dated November 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: November 30, 2007	By:	/s/ J.S.B. Jenkins
J.S.B. Jenkins
President and Chief Executive Officer

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